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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities and Exchange Act of 1934
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☐	Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
Realogy Holdings Corp.
(Name of Registrant as Specified In Its Charter)
___________________________
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Realogy Holdings Corp.
175 Park Avenue
Madison, NJ 07940
(973) 407-2000

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SUPPLEMENT TO THE PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 4, 2016
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To our Stockholders:
This supplement to our Proxy Statement dated March 16, 2016 for the Annual Meeting of Stockholders to be held on May 4, 2016 is provided to you solely in order to correct certain information regarding the aggregate fees billed to the Company for the fiscal years ended December 31, 2015 and December 31, 2014 by PricewaterhouseCoopers LLP as set forth on page 58 of the Proxy Statement. The following table sets forth the corrected information:

	2015	2014
Audit Fees (1)	$4.9	$4.9
Audit Related Fees (2)	—	0.6
Tax Fees (3)	—	0.1
Total	$4.9	$5.6
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(1)
Represents fees for the audit of our consolidated financial statements, the audit of internal controls, the review of interim financial statements included in Form 10-Qs and other attest services primarily related to financial accounting consultations, comfort letters and SEC consents, regulatory and statutory audits and Franchise Disclosure Document filings in various states.

(2)	Represents fees primarily related to statutory audits not required by state or regulations, accounting consultation for contemplated transactions and agreed-upon procedures.

(3)	Represents fees related to tax compliance, tax consultation, tax advice and tax planning.

Except as provided in this supplement to our Proxy Statement, the information provided in the Proxy Statement continues to apply.

Dated: March 18, 2016